UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 19, 2005

    People's Community Capital Corporation
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-24099	58-2287073
(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, S.W., Aiken, South Carolina (Address of principal executive offices)	29801 (Zip Code)

    (803) 641-0142
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   FINANCIAL INFORMATION

        On January 19, 2005, People’s Community Capital Corporation (“PCCC”), holding company for People’s Community Bank of South Carolina (“PCB”), issued a press release announcing its financial results for the year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Proxy Statement

        PCCC intends to file a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger of PCCC and PCB with and into First Citizens Bank and Trust Company, Inc. (“FCB”), which merger was announced on October 18, 2004. INVESTORS AND SECURITY HOLDERS OF PCCC ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT PCCC, FCB AND THE MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by PCCC or FCB with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by PCCC by directing a written request to: People’s Community Capital Corporation, 125 Park Avenue, S.W., Aiken, South Carolina 29801, Attention: Jean Covington. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

        PCCC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of PCCC in connection with the merger. Information about those executive officers and directors and their ownership of PCCC’s common stock is set forth in the PCCC Form 10-KSB for the year ended December 31, 2003, which was filed with the SEC on March 29, 2004, and the PCCC proxy statement for the 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of PCCC and its executive officers and directors in the merger by reading the proxy statement regarding the merger when it becomes available.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                 (c)        Exhibits.

                 The following exhibit is filed as part of this report:

Exhibit
Number              Description

99.1                      Earnings Press Release of People's Community Capital Corporation for the year ended December 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLE'S COMMUNITY CAPITAL CORPORATION By: /s/ Tommy B. Wessinger Name: Tommy B. Wessinger Title: Chief Executive Officer

Dated:  January 19, 2004

EXHIBIT INDEX

Exhibit
Number              Description

99.1                      Earnings Press Release of People's Community Capital Corporation for the year ended December 31, 2004.

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